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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Registration Statement of Greenland Corporation on Form S-8 of our report dated March 20, 2002, appearing in the Annual Report Form 10-K of Greenland Corporation for the year ended December 31, 2001.

/s/ Kabani & Company, Inc. Kabani & Company, Inc.

April 23, 2002

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  Exhibit 23.1
INDEPENDENT AUDITORS' CONSENT